Exhibit 21

Name of Subsidiary	% owned by IR

ARGENTINA:
Ingersoll-Rand Argentina S.A.I.C.	100.00%

AUSTRALIA:
Ingersoll-Rand (Australia) Ltd.	100.00%
Ingersoll-Rand (Australia) Superannuation Pty. Ltd.	100.00%
Ingersoll-Rand Architectural Hardware (Australia) Pty. Limited	100.00%
McAlpine Australia Pty Limited	100.00%
McAlpine Hussmann (Australia) Pty Limited	100.00%
McAlpine Hussmann Pty Limited	100.00%
Triangle Refrigeration Pty. Ltd.	100.00%

AUSTRIA:
Interflex Datensysteme Gesmbh	100.00%

BARBADOS:
Hussmann International Sales Corporation	100.00%
Ingersoll-Rand (Barbados) Corporation	100.00%
Ingersoll-Rand (Barbados) Holding Incorporated	100.00%
NT USA FSC INC.	100.00%

BELGIUM:
Dresser-Rand Machinery Repair Belgie N.V.	100.00%
Ingersoll-Rand Benelux, N.V.	100.00%
Interflex Belgium N.V./S.A.	100.00%
Koxka Belgium	100.00%
Newman Tonks Brussels N.V.	100.00%
Thermo King Belgium N.V.	100.00%

BERMUDA:
Ingersoll-Rand Global Holding Company Limited	100.00%
Ingersoll-Rand World Trade Ltd. (Bermuda)	100.00%
IR Techno Holding Company Limited	100.00%
St. Michael's Insurance Limited	100.00%
Woodcliff Insurance Ltd.	100.00%

BRAZIL:
Dresser-Rand Comercio e Industria Ltda.	100.00%
Dresser-Rand do Brazil, Ltda.	75.00%
Fastecnica Instalacoes e Assistencia Tecnica Ltda	100.00%
Hussmann do Brasil Ltda.	100.00%
Industria e Comercio Aro do Brasil Ltda.	100.00%
Ingersoll-Rand do Brasil Ltda.	100.00%
Thermo King do Brasil, Ltda.	99.99%

CANADA:
Bobcat Equipment Ltd.	100.00%
Dresser-Rand Canada, Inc.	100.00%
ETC Electronic Technologies Incorporated	100.00%
Hussmann Canada Holdings Limited	100.00%
Hussmann Canada Inc.	100.00%
Ingersoll-Rand Canada, Inc.	100.00%
NT Dor-O-Matic of Toronto Inc.	100.00%

CHILE:
Comercial Ingersoll-Rand (Chile) Limitada	100.00%
Hussmann Chile S.A.	100.00%
Ingersoll-Rand Company (Chile) y Cia Ltda.	100.00%
IR- Bobcat Chile S.A.	50.00%

CHINA:
Changzhou Superay Tools Co., Ltd.	100.00%
Dresser-Rand Compressor Co., Ltd. Shanghai	60.00%
Dresser-Rand Compressor (Suzhou) Ltd.	100.00%
Guangzhou Hussmann Refrigeration Company, Ltd.	100.00%
Ingersoll-Rand (China) Investment Company Limited	100.00%
Ingersoll-Rand (Guilin) Tools Company Limited	90.00%
Ingersoll-Rand (Wuxi) Road Machinery Company Limited	92.00%
Ingersoll-Rand Drilling Machinery (Zhangjiakou) Company Limited	100.00%
Ingersoll-Rand Machinery (Shanghai) Company Limited	100.00%
Luoyang Hussmann Refrigeration Company	55.00%
Nanjing Ingersoll-Rand Compressor Co., Ltd.	80.00%
Shanghai Air-Tec Compressor Solutions Co., Ltd.	100.00%
Shanghai Ingersoll-Rand Compressor Limited	80.00%
Thermo King Container Temperature Control (Suzhou) Corporation Ltd.	90.00%
Thermo King Dalian Transport Refrigeration Company, Limited	75.00%
Triangle Refrigeration International Trading (Shanghai) Co. Limited	100.00%
Xuanhua Ingersoll-Rand Mining & Construction Mach. Ltd.	100.00%

CZECH REPUBLIC:
Bobcat Equipment CR s.r.o.	100.00%
Dresser-Rand Czech S.R.O.	100.00%
Emerson Electric, s.r.o.	10.00%
Ingersoll-Rand Czech Republic s.r.o.	100.00%
IRCR Manufacturing s.r.o.	100.00%
Thermo King Czech Republic, s.r.o.	100.00%

DENMARK:
NT Randi A/S	100.00%
Thermo King Container-Denmark A/S	100.00%

FRANCE:
ABS Distribution S.A.	26.63%
ABG France S.A.R.L.	100.00%
Bricard S.A.	30.00%
Bobcat France S.A.	100.00%
Cacir, S.A.	100.00%
Compagnie Ingersoll-Rand	100.00%
Dresser-Rand S.A.-France	100.00%
Guerville Riquier Serrurerie Sarl.	30.00%
Ingersoll-Rand Equipements de Construction	100.00%
Ingersoll-Rand Equipements de Production S.A.	100.00%
IR Services S.A.R.L.	100.00%
Koxka France SARL	100.00%
Montabert	100.00%
Mustad S.A.	100.00%
Normbau France S.A.	100.00%
Sambron GmbH	100.00%
S.A. Etablissements Charles Maire	100.00%
SA CAP France	100.00%
Security System France Sarl.	29.99%

GERMANY:
ABG Allgemeine Baumaschinen Gesellschaft mbH	100.00%
Best Matic Vermogensverwaltungs GmbH	100.00%
Bobcat Parts Service GmbH	100.00%
Dresser-Rand GmbH	100.00%
GHH-Rand Schraubenkompressoren GmbH	100.00%
Ingersoll-Rand Beteiligungs GmbH	100.00%
Ingersoll-Rand Beteiligungs und Grundstucksverwaltungs GmbH	100.00%
Ingersoll-Rand GmbH	100.00%
IR Security and Safety GmbH	100.00%
Ingersoll-Rand Service GmbH	100.00%
Ingersoll-Rand Wasserstrahl-Schneidtechnik GmbH	100.00%
Interflex Datensysteme GmbH & Co. KG	100.00%
IR Deutsche Holding GmbH	100.00%
Koxka Deutschland GmbH	100.00%
Normbau Beschlage und Ausstattungs GmbH	100.00%
Thermo King Deutschland GmbH	100.00%

HONG KONG:
Hussmann Tempcool (Hong Kong) Limited	100.00%
Ingersoll-Rand (Hong Kong) Limited	100.00%
Ingersoll-Rand Superay Holdings Limited	75.00%
Koolzone Asia Limited	100.00%
Superay International Limited	100.00%

HUNGARY:
Hussmann Refrigeration (Hungary) KFT.	60.00%
Ingersoll-Rand Hungary Central Europe Group Financing LLC	100.00%

ICELAND:
Ingersoll-Rand Finance Islandi slf.	100.00%

INDIA:
Dresser-Rand India Private Limited	100.00%
Ingersoll-Rand (India) Limited	74.00%
Ingersoll-Rand Wadco Tools Private Limited	74.00%
Thermo King India Private Limited	100.00%

INDONESIA:
PT Dresser-Rand Services Indonesia	100.00%
PT Ingersoll-Rand Indonesia	100.00%

IRELAND:
Ingersoll-Rand Company (Ireland) Limited	100.00%
Ingersoll-Rand International Limited	100.00%
Ingersoll-Rand Irish Holdings	100.00%
Ingersoll-Rand Technical and Services Limited	100.00%
Spanashview	100.00%
Thermo King European Manufacturing Limited	100.00%
Thermo King Ireland Limited	100.00%
Thermo King Services Limited	100.00%
Thermo King Total Kare Limited	100.00%

ITALY:
Cisa S.p.A.	30.00%
Dresser-Rand Italia S.r.l.	100.00%
Hussmann Koxka Italia S.r.l.	100.00%
Ingersoll-Rand Italia S.r.l.	100.00%
Ingersoll-Rand Italiana S.p.A.	100.00%

JAPAN:
Bobcat Corporation	100.00%
Dresser-Rand Japan, Ltd.	100.00%
Ingersoll-Rand Japan, Ltd.	100.00%
Thermo King Japan, Ltd.	100.00%

KOREA:
Ingersoll-Rand Korea Limited	100.00%

LUXEMBOURG:
Ingersoll-Rand Lux International S.a.r.l.	100.00%
Ingersoll-Rand Lux Roza S.a.r.l.	100.00%
Ingersoll-Rand Luxembourg United S.a.r.l.	100.00%
Ingersoll-Rand Worldwide Capital S.a.r.l.	100.00%

MALAYSIA:
Dresser-Rand & Enserv Services Sdn. Bhd.	49.00%
Dresser-Rand Asia Pacific Sdn. Bhd.	100.00%
Hussmann Tempcool (Malaysia) Limited	100.00%
Ingersoll-Jati Malaysia Sdn. Bhd.	49.00%
Ingersoll-Jati Manufacturing Sdn. Bhd.	100.00%

MEXICO:
Dresser-Rand de Mexico S.A.	100.00%
Dresser-Rand Services srl	100.00%
Hussmann American, S. de R.L. de C.V.	100.00%
Hussmann-Mexico, S. de R.L. de C.V.	100.00%
Hussmann-Servicios, S. de R.L. de C.V.	100.00%
Industrias Frigorificas, S.A. de C.V.	100.00%
Ingersoll-Rand S.A. de C.V.	100.00%
Schlage de Mexico S.A. de C.V.	100.00%

NETHERLANDS:
Cielle B.V.	30.00%
Dresser-Rand B.V.	100.00%
Dresser-Rand International B.V.	100.00%
Dresser-Rand Services B.V.	100.00%
Hussmann Netherlands B.V.	100.00%
Ingersoll-Rand European Holding Company B.V.	100.00%
Ingersoll-Rand Holdings (Netherlands) B.V.	100.00%
Ingersoll-Rand Service B.V.	100.00%
Interflex Datasystems B.V.	100.00%
Sonna II B.V.	100.00%
Thermo King Netherlands B.V.	100.00%
Thermo King Transportkoeling B.V.	100.00%

NEW ZEALAND:
Club Car Limited	100.00%
Contract Refrigeration Ltd.	100.00%
Ingersoll-Rand Architectural Hardware Limited	100.00%
Koxka New Zealand Ltd.	100.00%
McAlpine Hussmann Ltd.	100.00%
McAlpine Industries Ltd.	100.00%
McAlpine Investments Limited	100.00%

NIGERIA:
Dresser-Rand (Nigeria) Ltd.	50.00%

NORWAY:
Dresser-Rand A/S	100.00%

PERU:
Hussmann Del Peru, SA	100.00%
Ingersoll-Rand Company of Peru S.A.	100.00%

PHILIPPINES:
Ingersoll-Rand Philippines, Inc.	100.00%

POLAND:
Hussmann Koxka Poland, Spzoo	100.00%

PORTUGAL:
Comingersoll-Comercio e Industria de Equipamentos, S.A.R.L.	20.65%

PUERTO RICO:
Ingersoll-Rand de Puerto Rico, Inc.	100.00%

RUSSIA:
Instrum-Rand	59.80%
OOO ABG Service Center	100.00%

SINGAPORE:
Cisatron Pte. Ltd. Singapore	30.00%
Dresser-Rand (SEA) Pte. Ltd.	100.00%
Hussmann Tempcool Holdings PTE. Ltd.	50.00%
Hussmann Tempcool Singapore Pte. Ltd.	100.00%
Ingersoll-Rand South East Asia (Pte.) Ltd.	100.00%
NT Asia (Singapore) Pte. Limited	100.00%

SOUTH AFRICA:
Ingersoll-Rand Company South Africa (Pty.) Limited	100.00%

SPAIN:
Cisa Cerraduras S.A.	27.60%
Hussmann Koxka, S.L.	100.00%
Ingersoll-Rand Iberica, S.L.	100.00%
Ingersoll-Rand Rodamientos Holding, S.L.	100.00%
Ingersoll-Rand Servicios, S.A.	100.00%
Koxka Levante S.A.	60.00%
Koxka Valladolid, S.A.	51.00%
Palladio S.A.	29.99%
Reftrans, S.A.	85.00%

SWEDEN:
Ingersoll-Rand AB	100.00%
Ingersoll-Rand Best-Matic AB	100.00%

SWITZERLAND:
Dresser-Rand Sales Company S.A.	100.00%
Dresser-Rand Services, S.a.r.l.	100.00%
Ingersoll-Rand Acceptance Company S.A.	100.00%
Ingersoll-Rand Equipment & Consulting S.A.R.L.	100.00%
Ingersoll-Rand International Sales S.A.	100.00%
Ingersoll-Rand Investment Company S.A.	100.00%
Ingersoll-Rand Machinery & Services S.A.R.L.	100.00%
Ingersoll-Rand S.A.	100.00%
Ingersoll-Rand Services & Engineering Company	100.00%
Ingersoll-Rand Technical & Services S.A.R.L.	100.00%
Interflex Datensysteme AG	100.00%
I-R Trading S.A.	100.00%
Klemm Bohrtechnik AG	99.98%

THAILAND:
Hussmann Thailand Co. Ltd.	75.00%

TURKEY:
IR Emniyet ve Guvenlik Sistemleri Sanayi A.S. (IR Security	100.00%
& Security Industrial Company)

UNITED KINGDOM:
A/S Parts Limited	100.00%
Best-Matic International Limited	100.00%
Blackrod Europe Limited	100.00%
Blaw-Knox Company	100.00%
Bondpaint Limited	100.00%
Briton Door Controls Limited	100.00%
C.A.P. Sales Limited	100.00%
Capital Metalworks Limited	100.00%
CISA (UK) Plc.	25.20%
Compressed Air Parts Limited	100.00%
D.A. Thomas (Northern) Limited	100.00%
Dresser-Rand (UK) Ltd.	100.00%
Dresser-Rand Company Ltd.-UK	100.00%
GBS Europe Limited	100.00%
Hussmann Europe Limited	100.00%
Hussmann Holdings, Ltd.	100.00%
Hussmann (Europe) Pension Trustee Company Limited	100.00%
Ingersoll-Rand Dor-O-Matic Limited	100.00%
Ingersoll-Rand (New Zealand) Limited	100.00%
Ingersoll-Rand Company Limited	100.00%
Ingersoll-Rand European Financial Services plc.	100.00%
Ingersoll-Rand European Sales Limited	100.00%
Ingersoll-Rand Financial Services Limited	100.00%
Ingersoll-Rand Holdings Limited	100.00%
Ingersoll-Rand Irish Treasury Services Limited	100.00%
Interflex Data Systems Ltd.	100.00%
Interflex Time & Access Ltd.	100.00%
IR Security & Safety Limited	100.00%
Laidlaw Architectural Hardware Limited	100.00%
Laidlaw Thomson Group Limited	100.00%
Newman Tonks (Amersham) Limited	100.00%
Newman Tonks (Kings Norton) Limited	100.00%
Newman Tonks (North Devon) Limited	100.00%
Newman Tonks (Overseas Holdings) Limited	100.00%
Newman Tonks (Woodford Green) Limited	100.00%
Newman Tonks Limited	100.00%
Newman Tonks Management Services Limited	100.00%
NT Access Limited	100.00%
NT Acquisition Limited	100.00%
NT Architectural Hardware Limited	100.00%
NT Door Controls Limited	100.00%
NT Group Properties Limited	100.00%
NT Laidlaw (Anglia) Limited	100.00%
NT Laidlaw (Eastern) Limited	100.00%
NT Laidlaw (South East) Limited	100.00%
NT Laidlaw (South West) Limited	100.00%
NT Laidlaw (South) Limited	100.00%
NT Legge Limited	100.00%
NT Martin Roberts Limited	100.00%
NT Normbau Limited	100.00%
NT Partition Systems Limited	100.00%
NT Projects Limited	100.00%
NT Railing Systems Limited	100.00%
NT Security Limited	100.00%
NT Separal Limited	100.00%
R. Cartwright & Co. Limited	100.00%
Randall Taximeters Limited	100.00%
Roconeco Limited	100.00%
Strathclyde Hardware Services Limited	100.00%
The Southwark Bridge Leasehold Property Company Limited	100.00%
Thomas Laidlaw (Tayforth) Limited	100.00%
Thomas Laidlaw Limited	100.00%
William Newman & Sons, Limited	100.00%

UNITED STATES
Armoro, Inc.	100.00%
Blaw-Knox Construction Equipment Corporation	100.00%
CDS Midwest Inc.	100.00%
Checker Flag Parts, Inc.	100.00%
Chesley Industries, Inc.	100.00%
CISA Security Products, Inc.	30.00%
Clark Business Services Corporation	100.00%
Clark Distribution Services Inc.	100.00%
Clark Equipment Company	100.00%
Club Car Inc.	100.00%
Commercial Refrigeration Co.	100.00%
Compressed Air Parts, Inc.	100.00%
Crystal Refrigeration, Inc.	100.00%
Design & Build Construction, Inc.	100.00%
Dixie Pacific Manufacturing Company, LLC	100.00%
Dor-O-Matic Inc.	100.00%
Dor-O-Matic of Mid Atlantic States, Inc.	100.00%
DR Acquisition, LLC	100.00%
DR Holding Corp.	100.00%
Dresser-Rand Company	100.00%
Dresser-Rand Global Services, LLC	100.00%
Dresser-Rand Holding Company	100.00%
Dresser-Rand Overseas Sales Company	100.00%
Dresser-Rand Power, Inc.	100.00%
Earth Force America, Inc.	100.00%
Electronic Technologies Corporation USA	100.00%
Falcon Lock Company LLC	100.00%
Harrow Industries, LLC	100.00%
Harrow Products, LLC	100.00%
Harrow Products, LLC (Delaware)	100.00%
Hussmann Corporation	100.00%
Hussmann Holdings, Inc.	100.00%
Hussmann International, Inc.	100.00%
IDP Acquisition, LLC	100.00%
Improved Machinery, Inc.	100.00%
Ingersoll-Rand Asia Pacific Inc.	100.00%
Ingersoll-Rand China Limited	100.00%
Ingersoll-Rand Company	100.00%
Ingersoll-Rand Construction Services, Inc.	100.00%
Ingersoll-Rand Energy Systems Corporation	100.00%
Ingersoll-Rand Enhanced Recovery Company	100.00%
Ingersoll-Rand International Holding Corporation	100.00%
Ingersoll-Rand International Sales LLC	100.00%
Ingersoll-Rand International, Inc.	100.00%
Ingersoll-Rand Italian Holding LLC	100.00%
Ingersoll-Rand Liability Management Company	100.00%
Ingersoll-Rand Plus, LP	100.00%
Ingersoll-Rand Sales Company, LLC	100.00%
Ingersoll-Rand Services Company	100.00%
Ingersoll-Rand Spanish Holding LP	100.00%
Ingersoll-Rand Transportation Services Company	100.00%
Ingersoll-Rand US United, LLC	100.00%
Ingersoll-Rand Western Hemisphere Trade Corporation	100.00%
Ingersoll-Rand Worldwide, Inc.	100.00%
Ingersoll-Rand, Inc.	100.00%
Integrated Access Systems, Inc.	100.00%
Interflex N.A., Inc.	100.00%
I-R E-Medical, Inc.	99.00%
IR Receivables Funding I Corporation	100.00%
IR Receivables Funding II Corporation	100.00%
IR of Reno, Inc.	100.00%
Krack Corporation	100.00%
Marlorch, Inc.	100.00%
McCartney Manufacturing Company, Inc.	100.00%
MFP, LLC	100.00%
Monarch Hardware and Mfg. Company, LLC	100.00%
Multiphase Power and Processing Technologies, LLC	50.00%
National Refrigeration Services, Inc.	100.00%
Nelson Refrigeration Inc.	100.00%
Newman Tonks, USA, LLC	100.00%
Newman-Tonks Holdings LLC	100.00%
Newman-Tonks Investments, LLC	100.00%
Niject Services Company	50.00%
Northwest Arkansas Refrigeration Co.	100.00%
NRS Investments, Inc.	100.00%
Paragon Engineering Services, Inc.	40.00%
Perimeter Bobcat, Inc.	100.00%
Recognition Systems, Inc.	100.00%
Refrigeration Engineering, Inc.	100.00%
Refrigeration Service & Design, Inc.	100.00%
Roconeco Corporation	100.00%
Rogers Refrigeration Co., Inc.	100.00%
S&S Corporation	100.00%
SBG Holding Corp.	100.00%
Schlage Lock Company	100.00%
Schlage Lock Company LLC	100.00%
Silver Holding Corp.	100.00%
Tafco-Mabry & Haynes, LLC	100.00%
Tavant Technologies, Inc.	19.50%
Taylor Industries, Inc.	100.00%
Terry D. Carter Service Co., Inc.	100.00%
Thermo King Corporation	100.00%
Thermo King de Puerto Rico, Inc.	100.00%
Thermo King Enterprises Company	100.00%
Thermo King SVC, Inc.	100.00%
Thermo King Trading Company	100.00%
Touch-Plate International, Inc.	100.00%
Turbodyne Electric Power Corporation	100.00%
Von Duprin, Inc.	100.00%
WHS Refrigeration Services, Inc.	100.00%

UZBEKISTAN:
Service Center	49.00%

VENEZUELA:
Aro de Venezuela, C.A.	100.00%
Dresser-Rand de Venezuela, S.A.	100.00%

ZAMBIA:
Ingersoll-Rand Limited (Zambia)	100.00%

ZIMBABWE:
Ingersoll-Rand Zimbabwe (Private) Ltd.	100.00%